                                                                    Exhibit 8(k)
                           FORM OF AMENDED SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                             Effective Date
Schwab International Index Fund                                  July 21, 1993
Schwab Small-Cap Index Fund                                      October 14, 1993
Schwab Asset Director-High Growth Fund                           September 25, 1995
Schwab Asset Director-Balanced Growth Fund                       September 25, 1995
Schwab Asset Director-Conservative Growth Fund                   September 25, 1995
Schwab S&P 500 Fund-Investor Shares                              February 28, 1996
Schwab S&P 500 Fund-e. Shares                                    February 28, 1996
Schwab Analytics Fund                                            May 21, 1996
Schwab OneSource Portfolios-International                        September 2, 1996
Schwab OneSource Portfolios-Growth Allocation                    October 13, 1996
Schwab OneSource Portfolios-Balanced Allocation                  October 13, 1996
Schwab OneSource Portfolios-Small Company                        August 3, 1997
Schwab Asset Director-Aggressive Growth Fund                     April   , 1998

                                            SCHWAB CAPITAL TRUST
                                            By:
                                            Name: William J. Klipp
                                            Title: Executive Vice President
                                            and Chief Operating Officer


                                            CHARLES SCHWAB & CO., INC.
                                            By:
                                            Name: Colleen M. Hummer
                                            Title: Senior Vice President

                                                                   Exhibit 8 (k)
                           FORM OF AMENDED SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                                      FEES
           THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN
                                    ARREARS:


FUND                                   FEE

Schwab International Index Fund        Five one-hundredths of one percent (.05%)
                                       of the Fund's average daily net assets

Schwab Small-Cap Index Fund            Five one-hundredths of one percent (.05%)
                                       of the Fund's average daily net assets

Schwab Asset Director-High Growth
Fund Five one-hundredths of one percent (.05%) of the Fund's average daily net assets

Schwab Asset Director-
Balanced Growth Fund                   Five one-hundredths of one percent (.05%)
                                       of the Fund's average daily net assets

Schwab Asset Director-
Conservative Growth Fund               Five one-hundredths of one percent (.05%)
                                       of the Fund's average daily net assets

Schwab S&P 500 Fund-
Investor Shares                        Five one-hundredths of one percent (.05%)
                                       of the Fund's average daily net assets

Schwab S&P 500 Fund-
e. Shares                              Five one-hundredths of one percent (.05%)
                                       of the Fund's average daily net assets

Schwab Analytics Fund                  Five one-hundredths of one percent (.05%)
                                       of the Fund's average daily net assets

Schwab OneSource
Portfolios-International               Five one-hundredths of one percent (.05%)
                                       of the Fund's average daily net assets

Schwab OneSource
Portfolios-Growth Allocation           Five one-hundredths of one percent (.05%)
                                       of the Fund's average daily net assets

Schwab OneSource Portfolios-
Balanced Allocation                    Five one-hundredths of one percent (.05%)
                                       of the Fund's average daily net assets

Schwab OneSource
Portfolios-Small Company               Five one-hundredths of one percent (.05%)
                                       of the Fund's average daily net assets

Schwab Asset Director-
Aggressive Growth Fund

                                                 SCHWAB CAPITAL TRUST

                                                 By:
                                                 Name: William J. Klipp
                                                 Title: Executive Vice President
                                                 and Chief Operating Officer

                                                 CHARLES SCHWAB & CO., INC.

                                                 By:
                                                 Name: Colleen M. Hummer
                                                 Title: Senior Vice President